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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 2, 1997 included in the Company's Form 10-K for the year ended March 31, 1997 and to all references to our Firm included in this registration statement.


                                                          /s/Arthur Andersen LLP

Pittsburgh, Pennsylvania
May 15, 1998